EAGLE POINT
CREDIT COMPANY

SEPTEMBER 30, 2018 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE SYMBOLS: ECC / ECCA / ECCB / ECCX / ECCY

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2018. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Information contained on our website is not incorporated by reference into this report and you should not consider information contained on our website to be part of this report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2018
(expressed in U.S. dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $548,686,173)	$531,583,465
Cash	29,096,256
Interest receivable	17,450,323
Receivable for securities sold	5,988,000
Prepaid expenses	488,451
Total Assets	584,606,495

LIABILITIES

6.6875% Unsecured Notes due 2028, at fair value (aggregate principal amount of $67,277,675) (Note 7)	67,035,475

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,303,561)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred issuance costs	44,146,439

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,867,584 shares outstanding)	46,689,600
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,129,610)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	44,559,990

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(1,195,611)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	30,429,389

Payable for securities purchased	10,819,600
Incentive fee payable	2,385,246
Management fee payable	2,029,107
Administration fees payable	215,407
Professional fees payable	165,000
Directors' fees payable	99,375
Due to affiliates	22,502
Other expenses payable	20,349
Total Liabilities	201,927,879

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 23,117,571 shares of $0.001 par value common stock outstanding	$382,678,616

NET ASSETS consist of:
Paid-in capital (Note 5)	$435,200,506
Aggregate common stock distributions paid in excess of net investment income	(42,953,436)
Accumulated net realized gain (loss) on investments	8,832,997
Accumulated realized gain (loss) on extinguishment of debt	(1,539,914)
Net unrealized appreciation (depreciation) on investments and foreign currency	(16,861,537)
Total Net Assets	$382,678,616
Net asset value per share of common stock	$16.55

See accompanying notes to the consolidated financial statements

1

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2018
(expressed in U.S. dollars)
(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Debt (4)
Avery Point V CLO, Limited	CLO Secured Note - Class E (7.24% due 7/17/26)	$1,000,000	$980,732	$984,500	0.26%
Avery Point V CLO, Limited	CLO Secured Note - Class F (7.84% due 7/17/26)	875,500	806,570	789,351	0.21%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (9.14% due 4/19/29)	2,450,000	2,356,148	2,284,625	0.60%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Secured Note - Class E-RR (8.33% due 7/15/31)	3,150,000	3,150,000	3,150,000	0.82%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (9.44% due 7/15/27)	1,000,000	981,282	999,000	0.26%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (9.84% due 1/15/31)	830,000	804,043	791,820	0.21%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class E-R (7.53% due 1/16/26)	10,400,000	10,198,544	10,322,000	2.70%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (8.18% due 1/16/26)	8,000,000	7,844,489	7,824,800	2.04%
Harbourview CLO VII, Ltd.	CLO Secured Note - Class F (10.41% due 7/18/31)	733,333	688,509	700,333	0.18%
KVK CLO 2014-1 Ltd.	CLO Secured Note - Class E (7.06% due 5/15/26)	850,000	778,027	850,000	0.22%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (7.74% due 10/28/25)	2,875,000	2,818,594	2,823,825	0.75%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (8.60% due 10/28/31)	4,150,000	4,067,221	4,067,000	1.06%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (7.55% due 4/20/31)	1,650,000	1,650,000	1,567,995	0.41%
Octagon Investment Partners 26, Ltd.	CLO Secured Note - Class E-R (7.74% due 7/15/30)	1,250,000	1,247,125	1,217,750	0.32%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (10.19% due 7/15/30)	900,000	837,587	882,270	0.23%
OZLM XXII, Ltd.	CLO Secured Note - Class D (7.64% due 1/17/31)	900,000	895,694	853,380	0.22%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class E-R (8.09% due 1/15/31)	245,853	245,853	235,847	0.06%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class F-R (10.21% due 1/15/31)	330,000	307,688	310,101	0.08%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Secured Note - Class E-R (8.66% due 7/18/31)	942,000	942,000	933,051	0.24%
Zais CLO 3, Limited	CLO Secured Note - Class D-R (9.25% due 7/15/31)	1,850,000	1,804,339	1,803,010	0.47%
			43,404,445	43,390,658	11.34%
CLO Equity (5)(6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 11.13% due 1/20/26) (7)	8,725,000	5,644,398	4,902,411	1.28%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	11,177,500	1,469,543	1,005,975	0.26%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 11.82% due 1/15/29) (7)(11)	18,995,000	15,813,197	13,331,421	3.48%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 10.61% due 10/15/29) (7)(11)	20,100,000	17,115,908	14,657,988	3.83%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 7.88% due 7/18/28)	4,442,140	3,287,274	3,236,308	0.85%
Atlas Senior Loan Fund, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/15/24) (8)(9)	6,350,000	-	-	0.00%
Atrium IX	CLO Subordinated Note (estimated yield of 13.70% due 2/28/47)	8,660,000	5,692,993	6,653,108	1.74%
Atrium XI	CLO Subordinated Note (estimated yield of 10.84% due 10/23/25)	5,903,000	4,309,052	4,285,845	1.12%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 7/17/26) (10)	13,687,500	5,957,095	2,532,188	0.66%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 0.00% due 1/18/25) (8)(9)	12,939,125	-	12,939	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 9.54% due 1/15/29) (7)	16,700,000	13,228,448	11,649,888	3.04%
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 12.16% due 1/15/28) (7)	30,118,421	24,294,465	22,375,601	5.85%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 18.17% due 4/15/31) (7)	20,808,000	17,659,885	19,189,364	5.01%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 12.96% due 7/15/31) (7)(11)	18,863,957	14,689,986	13,574,418	3.55%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/15/26) (8)	1,575,000	578,278	283,500	0.07%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 6.16% due 10/22/30)	5,000,000	3,230,156	2,212,775	0.58%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 7.35% due 11/23/25)	8,180,000	4,949,595	3,644,063	0.95%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 11.58% due 4/15/29) (7)	34,250,000	27,174,396	24,399,351	6.38%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 20.97% due 7/15/31)	8,300,000	4,603,843	6,069,179	1.59%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 16.53% due 1/15/30)	7,874,061	6,485,787	6,860,034	1.79%
Chenango Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 17.41% due 4/15/30)	2,050,000	1,790,411	1,867,925	0.49%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 15.28% due 10/18/30) (7)	17,265,625	7,518,051	8,029,542	2.10%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 17.46% due 1/18/31) (7)(11)	16,033,750	8,780,113	8,850,313	2.31%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 7.75% due 7/22/26)	15,000,000	8,754,711	7,960,644	2.08%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 0.00% due 10/17/26) (10)	7,000,000	4,134,259	2,940,000	0.77%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 19.89% due 4/19/29) (7)(11)	9,724,324	6,581,353	7,606,919	1.99%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 28.74% due 1/15/29) (7)(11)	22,300,000	13,621,892	15,089,927	3.94%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 12.03% due 10/15/30) (7)	7,700,000	6,584,618	6,212,627	1.62%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 14.92% due 1/15/31)	11,660,000	9,643,016	9,972,906	2.61%
Dryden 56 Euro CLO 2017 B.V. (12)	CLO Subordinated Note (estimated yield of 10.65% due 1/15/32)	1,944,675	1,801,991	1,852,014	0.48%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 1/16/26) (7)(10)(11)	27,360,000	14,210,288	8,437,226	2.20%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/15/26) (8)(9)	5,000,000	-	-	0.00%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 0.00% due 4/19/26) (8)(9)	16,560,000	-	331,200	0.09%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (10)	5,750,000	3,087,406	2,012,500	0.53%
Harbourview CLO VII, Ltd.	CLO Subordinated Note (estimated yield of 33.31% due 11/18/26)	1,100,000	451,622	709,831	0.19%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 1/15/26) (10)	4,604,000	1,734,666	1,519,320	0.40%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 5/15/26) (10)	3,175,000	1,020,614	635,000	0.17%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (8)	9,050,000	100,192	108,600	0.03%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 9.79% due 7/25/29)	3,000,000	2,450,169	2,717,650	0.71%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 21.29% due 5/12/28)	6,375,000	2,862,209	2,987,846	0.78%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 16.64% due 10/28/25)	10,526,000	6,012,579	5,359,571	1.40%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 19.84% due 10/18/31) (11)	15,204,000	10,574,761	11,557,130	3.02%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 15.58% due 11/15/29)	2,550,000	2,096,765	2,154,384	0.56%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 20.04% due 4/20/31)	2,075,000	1,971,250	2,099,557	0.55%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 13.96% due 4/18/31)	4,500,000	4,275,000	4,275,000	1.12%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 24.64% due 7/15/30) (7)(11)	13,750,000	7,828,043	10,565,834	2.76%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 18.90% due 7/15/30) (7)(11)	11,804,048	7,285,447	8,541,311	2.23%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 7.13% due 7/15/29) (7)	16,534,625	11,208,369	8,855,734	2.31%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 7.13% due 7/15/29)	4,037,500	2,112,782	1,926,652	0.50%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (10)	3,000,000	1,385,073	1,020,000	0.27%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26) (10)	2,500,000	1,523,314	1,125,000	0.29%

See accompanying notes to the consolidated financial statements

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2018
(expressed in U.S. dollars)
(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (5)(6)
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 17.73% due 8/16/37) (7)	$7,719,320	$6,536,590	$6,453,435	1.69%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 1.75% due 10/20/25)	6,750,000	4,529,276	4,034,987	1.05%
Pinnacle Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (8)	2,175,000	150,329	87,000	0.02%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (8)	2,500,000	316,664	125,000	0.03%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	2,125,000	51,545	36,125	0.01%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 14.17% due 5/21/29)	8,100,000	5,840,506	5,543,344	1.45%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.18% due 4/15/48) (7)	11,370,000	10,018,721	11,066,059	2.89%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 16.63% due 10/18/30) (7)	11,597,500	8,075,024	7,000,847	1.83%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 16.87% due 7/18/31)	9,681,764	5,217,550	5,331,201	1.39%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 14.63% due 1/15/31) (11)	2,205,627	1,144,116	956,536	0.25%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 18.70% due 10/22/31)	13,778,000	9,398,940	9,726,421	2.54%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 17.93% due 7/15/28) (7)(11)	13,050,000	10,826,160	10,755,966	2.81%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 14.62% due 4/18/29) (7)(11)	14,950,000	12,253,769	11,455,350	2.99%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 13.27% due 10/15/30) (7)	18,150,000	15,270,491	14,933,101	3.91%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 14.12% due 7/15/30) (7)	15,750,000	13,856,850	14,220,927	3.73%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 16.90% due 1/20/29)	4,200,000	3,501,920	3,210,904	0.84%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 25.61% due 7/15/31) (7)(11)	22,100,000	12,825,090	15,961,142	4.17%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 20.00% due 10/15/28)	5,950,000	3,989,720	4,304,815	1.12%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 22.35% due 7/15/29)	9,370,000	6,540,120	6,974,911	1.82%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 18.04% due 4/15/30)	9,277,500	7,173,084	7,578,229	1.99%
			465,101,728	447,954,819	117.06%
Loan Accumulation Facilities (5)(13)
Salmagundi II Income Note, Ltd.	Loan Accumulation Facility (Income notes)	4,290,000	4,290,000	4,296,494	1.12%
Salmagundi III Income Note, Ltd.	Loan Accumulation Facility (Income notes)	9,055,000	9,055,000	9,069,047	2.37%
Salmagundi IV Income Note, Ltd.	Loan Accumulation Facility (Income notes)	18,740,000	18,740,000	18,776,700	4.91%
Salmagundi VIII Income Note, Ltd.	Loan Accumulation Facility (Income notes)	4,670,000	4,670,000	4,670,237	1.21%
Salmagundi IX Income Note, Ltd.	Loan Accumulation Facility (Income notes)	3,425,000	3,425,000	3,425,509	0.90%
			40,180,000	40,237,988	10.51%

Total investments at fair value as of September 30, 2018			$548,686,173	$531,583,465	138.91%

Liabilities at fair value (14)
6.6875% Unsecured Notes due 2028	Unsecured Note	$(67,277,675)	$(67,277,675)	$(67,035,475)	-17.52%
			$(67,277,675)	$(67,035,475)	-17.52%

Net assets above (below) fair value of investments and liabilities at fair value				(81,869,374)

Net assets as of September 30, 2018				$382,678,616

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(4)	CLO debt positions reflect the coupon rates as of September 30, 2018.
(5)	The fair value of all investments was determined using significant, unobservable inputs.
(6)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are monitored and evaluated at each recurring reporting date. It is the Company's policy to update the effective yield for each CLO equity position held within the Company's portfolio on the respective anniversary date of the CLO investment's formation. The Company also updates a CLO equity investment's effective yield in each instance where there is a respective partial sale, add-on, purchase, refinancing or reset involving the CLO equity investment held. The estimated yield and investment cost may ultimately not be realized. As of September 30, 2018, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 13.99%.
(7)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(8)	As of September 30, 2018, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9)	As of September 30, 2018, investment cost has been fully amortized. Subsequent distributions, once received, will be recognized as realized gain.
(10)	As of September 30, 2018, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(11)	For the period ending September 30, 2018, the Company converted its CLO equity investment from subordinated notes to income notes.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated financial statements

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2018
(expressed in U.S. dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$48,621,403
Other income	3,313,254
Total Investment Income	51,934,657

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,855,644
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,847,015
Interest expense on 7.00% Unsecured Notes due 2020	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	1,668,294
Interest expense on 6.6875% Unsecured Notes due 2028	1,949,651
Total Interest Expense on Preferred Stock and Unsecured Notes	11,208,627

Management fee	5,908,659
Incentive fee	5,119,320
Commission expense	2,102,427
Professional fees	1,064,736
Administration fees	798,491
Directors' fees	298,124
Tax expense	89,439
Other expenses	404,109
Total Expenses	26,993,932

Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)

Net Expenses	26,670,325

NET INVESTMENT INCOME	25,264,332

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	2,780,650
Net realized gain (loss) on extinguishment of debt	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,301,164
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	3,541,900

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,806,232

See accompanying notes to the consolidated financial statements

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(expressed in U.S. dollars)
(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2018	September 30, 2017
INVESTMENT INCOME
Interest income	$48,621,403	$45,453,539
Other income	3,313,254	3,235,466
Total Investment Income	51,934,657	48,689,005

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,855,644	2,729,249
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,847,015	2,790,067
Interest expense on 7.00% Unsecured Notes due 2020	1,888,023	3,460,339
Interest expense on 6.75% Unsecured Notes due 2027	1,668,294	320,127
Interest expense on 6.6875% Unsecured Notes due 2028	1,949,651	-
Total Interest Expense on Preferred Stock and Unsecured Notes	11,208,627	9,299,782

Management fee	5,908,659	5,158,989
Incentive fee	5,119,320	6,278,931
Commission expense	2,102,427	-
Professional fees	1,064,736	582,617
Administration fees	798,491	809,346
Directors' fees	298,124	267,625
Tax expense	89,439	571,165
Other expenses	404,109	604,826
Total Expenses	26,993,932	23,573,281

Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)	-

Net Expenses	26,670,325	23,573,281

NET INVESTMENT INCOME	25,264,332	25,115,724

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	2,780,650	2,260,994
Net realized gain (loss) on extinguishment of debt	(1,539,914)	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,301,164	(8,831,952)
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	3,541,900	(6,570,958)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,806,232	$18,544,766

Note: The above Consolidated Statement of Operations includes the nine months ended September 30, 2017 which has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(expressed in U.S. dollars)
(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2018	June 30, 2018	September 30, 2018
INVESTMENT INCOME
Interest income	$16,384,080	$32,237,323	$48,621,403
Other income	1,157,450	2,155,804	3,313,254
Total Investment Income	17,541,530	34,393,127	51,934,657

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	953,423	1,902,221	2,855,644
Interest expense on 7.75% Series B Term Preferred Stock due 2026	949,777	1,897,238	2,847,015
Interest expense on 7.00% Unsecured Notes due 2020	-	1,888,023	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	556,668	1,111,626	1,668,294
Interest expense on 6.6875% Unsecured Notes due 2028	1,124,799	824,852	1,949,651
Total Interest Expense on Preferred Stock and Unsecured Notes	3,584,667	7,623,960	11,208,627

Management fee	2,029,107	3,879,552	5,908,659
Incentive fee	2,218,137	2,901,183	5,119,320
Commission expense	-	2,102,427	2,102,427
Professional fees	236,018	828,718	1,064,736
Administration fees	277,586	520,905	798,491
Directors' fees	99,375	198,749	298,124
Tax expense	22,500	66,939	89,439
Other expenses	197,009	207,100	404,109
Total Expenses	8,664,399	18,329,533	26,993,932

Incentive fee voluntarily waived by the Adviser (Note 4)	-	(323,607)	(323,607)

Net Expenses	8,664,399	18,005,926	26,670,325

NET INVESTMENT INCOME	8,877,131	16,387,201	25,264,332

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	123,986	2,656,664	2,780,650
Net realized gain (loss) on extinguishment of debt	-	(1,539,914)	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,163,757	137,407	2,301,164
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	2,287,743	1,254,157	3,541,900

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,164,874	$17,641,358	$28,806,232

Note: The above Consolidated Statement of Operations represents the three months ended September 30, 2018, the six months ended June 30, 2018, and the nine months ended September 30, 2018 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(expressed in U.S. dollars, except share amounts)
(Unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2018	December 31, 2017
Net increase (decrease) in net assets resulting from operations:
Net investment income	$25,264,332	$33,166,995
Net realized gain (loss) on investments and foreign currency	2,780,650	3,340,602
Net realized gain (loss) on the extinguishment of debt	(1,539,914)	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,301,164	(5,376,641)
Total net increase (decrease) in net assets resulting from operations	28,806,232	31,130,956

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(25,264,332)	(33,166,995)
Common stock distributions from net realized gains	(1,240,736)	(3,340,602)
Common stock distributions from return of capital	(11,973,375)	(10,899,293)
Total common stock distributions paid to stockholders	(38,478,443)	(47,406,890)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions and offering expenses	38,844,793	28,631,650
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	36,634,493	11,246,572
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	220,572	3,606,816
Paid-in capital contribution (Note 4)	1,394,531	-
Total capital share transactions	77,094,389	43,485,038

Total increase (decrease) in net assets	67,422,176	27,209,104
Net assets at beginning of period	315,256,439	288,047,335
Net assets at end of period	$382,678,616	$315,256,439

Capital share activity:
Shares of common stock sold upon the Company's follow-on offerings	2,242,500	1,552,500
Shares of common stock sold pursuant to the Company's "at the market" program	2,063,652	584,108
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	12,604	187,328
Total increase (decrease) in capital share activity	4,318,756	2,323,936

See accompanying notes to the consolidated financial statements

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended September 30, 2018
(expressed in U.S. dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$28,806,232

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(274,187,884)
Proceeds from sales or maturity of investments (1)	227,406,956
Net realized (gain) loss on investments and foreign currency	(2,780,650)
Net realized (gain) loss on the extinguishment of debt	1,539,914
Net change in unrealized (appreciation) depreciation on investments and foreign currency	(2,301,164)
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	213,852
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	133,170
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	208,058
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	67,279
Net amortization (accretion) of premiums or discounts on CLO debt securities	(53,623)
Changes in assets and liabilities:
Interest receivable	(3,442,130)
Receivable for securities sold	(2,482,638)
Prepaid expenses	345,717
Other receivable	348,012
Payable for securities purchased	(5,326,748)
Incentive fee payable	66,981
Management fee payable	248,573
Administration fees payable	(4,516)
Professional fees payable	(52,793)
Tax expense payable	(36,000)
Directors' fees payable	99,375
Due to affiliates	22,502
Other expenses payable	2,705

Net cash provided by (used in) operating activities	(31,158,820)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(38,478,443)
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions, offering expenses and payable for follow-on common stock offering expenses	38,844,793
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	36,634,493
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	529,990
Paid-in capital contribution	1,394,531
Issuance of 6.6875% Unsecured Notes due 2028	67,277,675
Redemption of 7.00% Unsecured Notes due 2020	(59,998,750)

Net cash provided by (used in) financing activities	46,204,289

NET INCREASE (DECREASE) IN CASH	15,045,468

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH	(1,022)

CASH, BEGINNING OF PERIOD	14,051,810

CASH, END OF PERIOD	$29,096,256

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$(309,419)

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$2,641,792
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$2,713,844
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$1,679,965
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$1,601,016
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$1,949,651
Cash paid for income, franchise and excise taxes	$57,939

(1) Proceeds from sales or maturity of investments includes $34,705,990 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2018, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Common Stock” for further discussion relating to the Conversion and the IPO.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”).  The FVO is applied on an instrument by instrument basis and permits the measurement of eligible items at fair value, providing the FVO election is made when the eligible item is first recognized. Upfront offering costs related to items for which the FVO has been elected are recognized in earnings as incurred and not deferred. The primary reason for electing the FVO is to reflect economic events in earnings on a timely basis and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

Effective yields for the Company’s CLO equity positions are monitored and evaluated at each reporting date. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes which were fully redeemed on May 24, 2018 (the “Series 2020 Notes”), its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, and collectively with the Series 2020 Notes and the Series 2027 Notes, the “Unsecured Notes”).

For the nine months ended September 30, 2018, the Company incurred a total of $5,702,659 in interest expense on its Preferred Stock, of which, $0 was payable as of September 30, 2018. For the nine months ended September 30, 2018, the Company incurred a total of $5,505,969 in interest expense on the Unsecured Notes, of which $0 was payable as of September 30, 2018.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and its Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to the Preferred Stock issuances and the Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not fair value, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. Deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on mandatorily redeemable Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss on extinguishment of debt on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of September 30, 2018.

Foreign Currency

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments and foreign currency. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and interest recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, tax expenses, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2018, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$696,057,639

Gross unrealized appreciation	7,821,024
Gross unrealized depreciation	(172,295,199)
Net unrealized depreciation	$(164,474,174)

For the nine months ended September 30, 2018 the Company incurred $87,550 in Delaware franchise tax expense. Additionally, Eagle Point Credit Company Sub LLC incurred $1,889 in state income tax expense.

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

On June 28, 2018, the Company received a refund of $216,904 related to previously paid Delaware franchise tax. The refund was recorded as a credit to other expenses on the Consolidated Statement of Operations. Additionally, the Company received a credit of $90,000 towards its annual 2018 Delaware franchise tax liability. The credit was established as a prepaid expense and amortized into 2018 tax expense on a straight line basis. The refund and the credit were due to the Company’s overpayment of the Delaware franchise tax in previous years.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

For the nine months ended September 30, 2018, the Company declared and paid distributions on common stock of $38,478,443 or $1.80 per share.

For the nine months ended September 30, 2018, the Company declared and paid dividends on the Series A Term Preferred Stock of $2,641,792 or $1.45 per share.

For the nine months ended September 30, 2018, the Company declared and paid dividends on the Series B Term Preferred Stock of $2,713,844 or $1.45 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2018:

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

Fair Value Measurement

	Level I	Level II	Level III	Total

Assets
CLO Debt	$-	$43,390,658	$-	$43,390,658
CLO Equity	-	-	$447,954,819	$447,954,819
Loan Accumulation Facilities	-	-	$40,237,988	$40,237,988
Total Assets at Fair Value	$-	$43,390,658	$488,192,807	$531,583,465

Liabilities
6.6875% Unsecured Notes Due 2028	$67,035,475	$-	$-	$67,035,475
Total Liabilities at Fair Value	$67,035,475	$-	$-	$67,035,475

CLO debt securities have been transferred from Level III to Level II in the fair value hierarchy as of September 30, 2018.

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2018:

Change in Investments Classified as Level III

			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2018	$7,264,995	$447,270,019	$25,373,257		$479,908,271
Purchases of investments	75,912,121	82,740,138 (1)	55,545,000		214,197,259
Proceeds from sales or maturity of investments	(40,609,928)	(85,972,103)	(40,824,925	)(1)	(167,406,956)
Net (amortization) accretion of premiums or discounts on CLO debt securities	53,623	-	-		53,623
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	769,847	3,916,765	144,656		4,831,268
Transfers out to Level II	(43,390,658)				(43,390,658)
Balance as of September 30, 2018	-	$447,954,819	$40,237,988		$488,192,807
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2018	$-	$(2,509,384)	$57,539		$(2,451,845)

(1) Reflects $34,638,491 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of September 30, 2018 was $(2,451,845).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent

15

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2018. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2018.

	Quantitative Information about Level III Fair Value Measurements
	Fair Value as of	Valuation
Assets	September 30, 2018	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$447,954,819	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.85% - 3.95% / 3.39%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	69.15% - 70.00% / 69.85%
			Discount Rate to Maturity	1.40% - 15.88% / 11.44%

(1) Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and indicative broker quotations. As a result, fair value assets of $40,237,988 have been excluded from the preceding table.

Valuation of CLO Debt

The Company’s CLO debt has been valued using non-binding indicative mid-point prices provided by an independent pricing service. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of September 30, 2018.

The Adviser has transferred the categorization of CLO debt from Level III investments to Level II investments in the fair value hierarchy due to the fact that pricing for debt instruments has become more observable.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus

16

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the

17

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is above the weighted average floor of generally all the senior secured loans held by the CLOs in which the Company invests.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

LIBOR Mismatch Risk

Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR

19

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment

As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs. Given the structure of the Company’s investment advisory agreement with the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the agreement without any additional increase in relative performance on the part of the Adviser.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income,

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $5,908,659 for the nine months ended September 30, 2018, $2,029,107 of which was payable as of September 30, 2018.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $5,119,320 for the nine months ended September 30, 2018,

21

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

$2,385,246 of which was payable as of September 30, 2018. For the period of April 1, 2018 to June 30, 2018, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $323,607.

Following a routine examination of the Adviser by the SEC staff, (1) the Adviser made a repayment to the Company of a portion of the management and incentive fees paid by the Company to the Adviser for its services, and interest on such amounts, for the period from May 5, 2015 through June 30, 2018 by paying the Company $26,520 on June 13, 2018 and $1,368,011 on July 27, 2018 for a total of $1,394,531 and (2) the incentive fee payable to the Adviser for the nine months ended September 30, 2018 was partially reduced for certain amounts which would have otherwise been accrued through July 7, 2018. The repayment was reflected as a paid-in capital contribution for the fiscal quarter ended September 30, 2018.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the nine months ended September 30, 2018, the Company was charged a total of $798,491 in administration fees consisting of $613,164 and $185,327, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $215,407 was payable as of September 30, 2018.

Affiliated Ownership

As of September 30, 2018, the Adviser and senior investment team held an aggregate of 6.8% of the Company’s common stock and 0.5% of the Series A Term Preferred Stock. This represented 5.9% of the total outstanding voting stock of the Company as of September 30, 2018. Additionally, certain officers of the Company hold 0.2% of the Series 2028 Notes as of September 30, 2018. Officers of the Company did not hold any of the Series 2027 Notes as of September 30, 2018.

22

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

In 2014, the Company converted from a Delaware limited liability company into a Delaware corporation, at which time the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. Additionally, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share.

In 2016 and 2017 the Company issued 2,597,553 and 1,552,500 shares of its common stock, respectively, pursuant to follow on offerings resulting in aggregate net proceeds to the Company of approximately $43.3 million in 2016 and approximately $28.7 million in 2017 after payment of underwriting discounts, commissions and offering expenses.

On January 22, 2018, the Company closed a follow-on, underwritten, public offering of 1,950,000 shares of its common stock at $18.25 per share, resulting in net proceeds to the Company of approximately $33.7 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 292,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $5.1 million after payment of underwriting discounts and commissions, and structuring fees.

Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. In 2017, the Company sold 584,108 shares of its common stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $11.2 million, after payment of underwriting discounts and commissions of approximately $0.3 million.

For the period from January 1, 2018 through September 30, 2018, the Company sold 2,063,652 shares of its common stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $36.6 million, after payment of underwriting discounts and commissions of approximately $0.9 million.

For the nine months ended September 30, 2018, 12,604 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.2 million. For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, 187,328, 57,216 and 8,752 shares of common stock were issued in connection with the DRIP, respectively.

As of September 30, 2018, there were 100,000,000 shares of common stock authorized, of which 23,117,571 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

In 2015, the Company conducted an underwritten, public offering of 1,818,000 shares of its Series A Term Preferred Stock, at a public offering price of $25 per share, resulting in net proceeds to the Company of $43.3 million after payment of underwriting discounts, commissions and offering expenses.

23

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

In 2016, the Company conducted two underwritten, public offerings of its Series B Term Preferred Stock issuing an aggregate of 1,840,000 shares at a public offering price of $25 per share, resulting in aggregate net proceeds to the Company of $43.6 million, after payment of underwriting discounts, commissions and offering expenses.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. In 2017, the Company sold 27,584 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $0.7 million, after payment of underwriting discounts and commissions.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

As of September 30, 2018 there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,867,584 shares of Series B Term Preferred Stock were issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of September 30, 2018, there was $31,625,000 in aggregate principal amount of Series 2027 Notes and $67,277,675 in aggregate principal amount of Series 2028 Notes issued and outstanding.

The Series 2027 Notes were issued in 2017 in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

On April 24, 2018, the Company closed an underwritten public offering of $66.0 million in aggregate principal amount of its Series 2028 Notes (including $6.0 million in aggregate principal amount of the Series 2028 Notes issued pursuant to the underwriters’ partial exercise of their overallotment option granted to them in connection with the offering), resulting in net proceeds to the Company of approximately $63.7 million after payment of underwriting discounts, commissions and estimated offering expenses.

24

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

Subsequently, on May 15, 2018, the underwriters purchased an additional $1.3 million in aggregate principal amount of the Series 2028 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $1.2 million after payment of underwriting discounts.

The Series 2028 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2028 Notes are measured at their fair value and issuance costs in the aggregate amount of $2,384,731, which consisted of $2,102,427 of underwriting commissions, $268,738 of professional fees and $13,566 of other expenses, were expensed in the nine months ended September 30, 2018, the period in which such costs were incurred.

On May 24, 2018, the Company redeemed the total aggregate principal amount of $59,998,750 related to the issued and outstanding Series 2020 Notes at a redemption price of $25 per Series 2020 Note plus accrued and unpaid interest through May 23, 2018. Upon redemption of the Series 2020 Notes, the Company accelerated $1,539,914 of unamortized deferred issuance costs into net realized loss on extinguishment of debt in the Consolidated Statement of Operations.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured

25

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

Notes, as of September 30, 2018, and as of December 31, 2017:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	September 30, 2018	December 31, 2017

Total assets	$584,606,495	$512,965,237
Less liabilities and indebtedness not represented by senior securities	(15,756,586)	(20,736,503)
Net total assets and liabilities	568,849,909	492,228,734

Preferred Stock	92,139,600	92,139,600
Unsecured Notes	98,902,675	91,623,750
	191,042,275	183,763,350

Asset coverage of preferred stock (1)	298%	268%
Asset coverage of debt securities (2)	575%	537%

(1)	The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.

	Total Amount Outstanding
	Exclusive of Treasury	Asset Coverage	Involuntary Liquidating	Average Market Value
Class	Securities	Per Unit (1)	Preference Per Unit (2)	Per Unit (3)

For the nine months ended September 30, 2018
Preferred Stock	$92,139,600	$74.44	$25	$25.86
Unsecured Notes	$98,902,675	$5,751.61	N/A	$25.11
For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96
For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29
For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY) for each day during the period ended September 30, 2018 (ECCX new issuance included as of April 30, 2018) and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE. Unsecured Note (NYSE: ECCZ) was fully redeemed in 2018.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be

26

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(UNAUDITED)

a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2018, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures– Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820.  The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact, if any, of applying this provision.

12.	SUBSEQUENT EVENTS

On October 1, 2018, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution of $4,623,514 or $0.20 per share was paid on October 31, 2018 to holders of record as of October 12, 2018. The additional distributions are payable on each of November 30, 2018 and December 31, 2018 to holders of record as of November 13, 2018 and December 13, 2018, respectively.

On October 1, 2018, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock and three separate distributions of $301,538 or $0.161459 per share on its Series B Term Preferred Stock. The first distributions were paid on October 31, 2018 to holders of record as of October 12, 2018. The additional distributions are payable on each of November 30, 2018 and December 31, 2018 to holders of record as of November 13, 2018 and December 13, 2018, respectively.

On October 3, 2018 the Company legally dissolved Eagle Point Credit Company Sub LLC, which was previously a wholly-owned subsidiary of the Company.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

27

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	For the	For the	For the	For the	For the period from
	nine months ended	year ended	year ended	year ended	October 6, 2014
Per Share Data	September 30, 2018	December 31, 2017	December 31, 2016	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$16.77	$17.48	$13.72	$19.08	$20.00
Offering costs associated with the Company's initial public offering	-	-	-	-	(0.07)
Net asset value at beginning of period net of offering costs	16.77	17.48	13.72	19.08	19.93

Net investment income (1)(2)	1.18	1.88	2.14	1.89	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (2)(3)	0.17	(0.12)	3.88	(4.85)	(0.62)
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	1.35	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (4)	(1.19)	(1.88)	(2.08)	(1.89)	(0.31)
Common stock distributions from net realized gains on investments (4)	(0.07)	(0.19)	(0.12)	(0.02)	-
Common stock distributions from return of capital (4)	(0.54)	(0.58)	(0.20)	(0.49)	(0.24)

Total common stock distributions declared to stockholders (4)	(1.80)	(2.65)	(2.40)	(2.40)	(0.55)
Common stock distributions based on weighted average shares impact	-	-	-	-	-
Total common stock distributions	(1.80)	-	-	-	-

Effect of paid-in capital contribution (2)	0.06	-	-	-	-
Effect of shares issued (5)(10)	0.29	0.27	0.18	-	-
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (5)(10)	(0.12)	(0.11)	(0.04)	-	-
Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.02	-	-	-
Net effect of shares issued (5)	0.17	0.18	0.14	-	-

Net asset value at end of period	$16.55	$16.77	$17.48	$13.72	$19.08

Per share market value at beginning of period	$18.81	$16.71	$16.43	$20.10	$19.93
Per share market value at end of period	$17.90	$18.81	$16.71	$16.43	$20.10
Total return (6)	5.13%	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	23,117,571	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$382,678,616	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (7)(8)	9.71%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (7)(8)	9.35%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (9)	43.10%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	298%	268%	286%	365%	N/A
Asset coverage of debt securities	575%	537%	722%	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.25) and ($0.02) per share of common stock, respectively, for the nine months ended September 30, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a rounding adjustment to reconcile to the change in net asset value at the end of the period.
(4)	Per share amounts are based on shares of common stock outstanding as of record date.
(5)	Represents the net effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings, reflecting the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the nine months ended September 30, 2018 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(7)	Ratios for the nine months ended September 30, 2018 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders. Ratios for the nine months ended September 30, 2018 are adjusted for non-recurring charges associated with the issuance of the 6.6875% Unsecured Notes due 2028 and the redemption of the 7.00% Unsecured Notes on May 24, 2018. Additionally, ratios for the nine months ended September 30, 2018 include the portion of incentive fee voluntarily waived by the Adviser of 0.09% of average net assets.
(8)	Ratios for the nine months ended September 30, 2018 include interest expense on the Preferred Stock and the Unsecured Notes of 4.11% of average net assets. Ratios for the year ended December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 4.20% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.
(9)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.
(10)	As of September 30, 2018, the caption has been updated to clarify the line item description. No prior period numbers have been changed.

28

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:

Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

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EAGLE POINT CREDIT COMPANY

Eagle Point Credit Company Inc.

20 Horseneck Lane
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC
20 Horseneck Lane
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.